August 2024 Larimar Therapeutics Corporate Deck Exhibit 99.2

This presentation contains forward-looking statements that are based on the beliefs and assumptions of Larimar Therapeutics, Inc. (“Company”) and on information currently available to management. All statements contained in this presentation other than statements of historical fact are forward-looking statements, including but not limited to Larimar’s ability to develop and commercialize nomlabofusp (CTI-1601) and other planned product candidates, Larimar’s planned research and development efforts, including the timing of its nomlabofusp clinical trials, expectations with respect to the FDA START pilot program, interactions with the FDA and overall development plan and other matters regarding Larimar’s business strategies, ability to raise capital, use of capital, results of operations and financial position, and plans and objectives for future operations. In some cases, you can identify forward-looking statements by the words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks, uncertainties and other factors include, among others, the success, cost and timing of Larimar’s product development activities, nonclinical studies and clinical trials, including nomlabofusp clinical milestones and continued interactions with the FDA; that preliminary clinical trial results may differ from final clinical trial results, that earlier non-clinical and clinical data and testing of nomlabofusp may not be predictive of the results or success of later clinical trials, and assessments; that the FDA may not ultimately agree with Larimar’s nomlabofusp development strategy; the potential impact of public health crises on Larimar’s future clinical trials, manufacturing, regulatory, nonclinical study timelines and operations, and general economic conditions; Larimar’s ability and the ability of third-party manufacturers Larimar engages, to optimize and scale nomlabofusp’s manufacturing process; Larimar’s ability to obtain regulatory approvals for nomlabofusp and future product candidates; Larimar’s ability to develop sales and marketing capabilities, whether alone or with potential future collaborators, and to successfully commercialize any approved product candidates; Larimar’s ability to raise the necessary capital to conduct its product development activities; and other risks described in the filings made by Larimar with the Securities and Exchange Commission (SEC), including but not limited to Larimar’s periodic reports, including the annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, filed with or furnished to the SEC and available at www.sec.gov. These forward-looking statements are based on a combination of facts and factors currently known by Larimar and its projections of the future, about which it cannot be certain. As a result, the forward-looking statements may not prove to be accurate. The forward-looking statements in this presentation represent Larimar’s management’s views only as of the date hereof. Larimar undertakes no obligation to update any forward-looking statements for any reason, except as required by law. Forward-Looking Statements

Clinical-Stage Novel Protein Replacement Therapy Platform

Potential first therapy to increase frataxin levels	Lead candidate nomlabofusp is a recombinant fusion protein designed to directly address frataxin deficiency in patients with FA by delivering the protein to mitochondria. Granted Orphan Drug (US & EU), Rare Pediatric Disease (US), Fast Track (US), & PRIME (EU) designations. **Recently selected by FDA to participate in its START pilot program**
Consistent Phase 1 and Phase 2 findings	Nomlabofusp was generally well tolerated and demonstrated dose-dependent increases in frataxin (FXN) levels from baseline in skin and buccal cells in a completed 4-week placebo-controlled Phase 2 study and a completed multiple ascending dose Phase 1 study
Intend to pursue accelerated approval with FDA	FDA acknowledgement that FXN deficiency appears to be critical to the pathogenic mechanism of FA, and that there continues to be an unmet need for treatments that address the underlying disease pathophysiology. Discussions to support an accelerated approval are ongoing. BLA submission targeted for 2H 2025
Clinical program	**Plans to initiate PK run-in study in adolescents** by end of 2024; transition adolescents into OLE after PK study Dosed first adult patient in OLE study with 25 mg daily dosing in Q1 2024 with interim data expected in Q4 2024 All 7 OLE sites activated; continuing to enroll patients Dose escalation to 50 mg currently planned following further characterization of FXN PD at 25 mg dose
Strong financial foundation	Approximately $226 million in cash and investments as of 6/30/24 which includes $161.8 million in net proceeds raised from a Feb 24 public offering Provides projected cash runway into 2026

Larimar Therapeutics

Nomlabofusp (CTI-1601); FA: Friedreich's ataxia

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2015 2020 2030 2035 2040 2045 2050 2055 2010 2025 Nomlabofusp Composition of Matter and Methods of Treatment US 11,459,363 (Exclusive license from Indiana University) US continuation and foreign applications pending Expiration July 2040 Composition of Matter Patent Larimar Technology is Supported by a Strong IP Portfolio Granted nomlabofusp (CTI-1601) composition of matter patent extends into 2040 Additional nomlabofusp IP protection US and foreign pending applications cover key biomarkers, analytical tools and methods of treatment for additional disease indications for nomlabofusp Nomlabofusp should be eligible for 12 years of market exclusivity upon approval in the US (independent of patents) and at least 10 years of market exclusivity upon approval in EU (independent of patents) Platform Applications Formulation and Methods of Quantifying Nomlabofusp Platform Technology: Molecules for Protein Delivery US 11,891,420 US continuations and foreign applications pending Pharmaceutical Compositions Comprising Nomlabofusp US 2022-0193190 US and foreign applications pending Methods of Quantifying Nomlabofusp US 2022-0276258 US and foreign applications pending Est. Expiration December 2041 Est. Expiration July 2040 Expiration August 2041 (with PTA) Pending Granted

Friedreich's Ataxia (FA): A rare and progressive disease



Genetic defect on both alleles lowers frataxin levels	Most patients with FA only produce ~20-40% of normal frataxin levels depending on the tissue, sampling technique, and assay considered*
Affects ~20,000 patients globally	~5,000 patients in the U.S., with most remaining patients in the EU ~70% of patients present before age 14
Progressive disease	Initial symptoms include unsteady posture and frequent falling, and patients are eventually confined to a wheelchair Life expectancy of 30-50 years with an early death usually caused by heart disease
No approved therapies increase frataxin levels	Only treatment approved for FA does not address frataxin deficiency

Larimar Therapeutics

* E.C. Deutsch et al. Molecular Genetics and Metabolism 101 (2010) 238–245.

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Strong Relationship with FARA – Joined FARA’s TRACK-FA Neuroimaging Consortium as an Industry Partner National, non-profit organization dedicated to the pursuit of scientific research leading to treatments and a cure for FA FARA provides industry with several key items Assistance with patient recruitment and education Access to Global Patient Registry with demographic and clinical information on more than 1,000 FA patients Sponsored a Patient-Focused Drug Development Meeting in 2017 resulting in a publication titled “The Voice of the Patient” TRACK-FA collects natural history data to establish disease specific neuroimaging biomarkers for potential use in clinical trials. Larimar will have access to all study data for use in regulatory filings, as appropriate

Nomlabofusp is Designed to Deliver Additional Frataxin The presence of the cleavage site allows the CPP and MTS to be removed by mitochondrial processing peptidase to produce mature human FXN in the mitochondria STRUCTURE OF ENDOGENOUS FXN STRUCTURE OF NOMLABOFUSP Cleavage by mitochondrial processing peptidase (MPP) at this site produces mature human FXN in mitochondria Mitochondrial Targeting Sequence (MTS) Mature Human FXN Cleavage by mitochondrial processing peptidase (MPP) at this site produces mature human FXN in mitochondria Mature Human FXN Cell Penetrating Peptide (CPP) Mitochondrial Targeting Sequence (MTS) Nomlabofusp (CTI-1601) maintains the cleavage site between the MTS and mature human frataxin (FXN)

FXN Levels Predict Disease Progression in FA

Lower FXN levels are associated with earlier onset of disease, faster rate of disease progression, and shorter time to loss of ambulation

Median Age of Onset and Rate of Disease Progression in Relation to FXN Levels

FXN Level* (% of Normal Level)	**Age of Onset** (Years)	**FARS**** (Change/Year)
11.2	7	2.9
22.0	11	2.1
31.0	16	2.0
48.7	19	1.6

Adapted from H.L.Plasterer et al. PLoS ONE 2013 8(5):e63958

Median Age of Onset Predicts Time to Loss of Ambulation

Age of Onset (Years)	**Median Time to Loss of Ambulation** (Years)
< 15	11.5
15 to 24	18.3
> 24	23.5

Adapted from C. Rummey et al. EClinicalMedicine. 2020 18:100213

Larimar Therapeutics

*FXN levels measured in peripheral blood mononuclear cells (PBMCs). FXN levels as measured by % of normal demonstrated to be equivalent in PBMCs, buccal cells, and whole blood.
**FARS: Friedreich's ataxia rating score, measures disease progression with a higher score indicating a greater level of disability.

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Completed Ph 2 Dose Exploration Study (25 & 50 mg Cohorts)

Goal: Further characterize PK/PD and assess safety to inform long-term dose and dose regimen

28-day Treatment Period - nomlabofusp (CTI-1601) or placebo

1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	26	27	28

Days 1–14, 16, 18, 20, 22, 24, 26, 28 (green) = Subcutaneous administration of nomlabofusp (CTI-1601) or placebo

Days 15, 17, 19, 21, 23, 25, 27 (grey) = No Administration

Study Details	
Population	Ambulatory and non-ambulatory Friedreich's ataxia patients ≥18 years of age Nomlabofusp (CTI-1601) treatment naïve or participated (if eligible) in a previous Larimar study
Dose	**Cohort 1:** 25 mg **Cohort 2:** 50 mg
Key Endpoints	Frataxin levels in peripheral tissue, PK, safety and tolerability; other exploratory endpoints include lipids and gene expression levels
Number of Patients	**Cohort 1:** Enrolled 13 participants (9 on nomlabofusp; 4 on placebo) **Cohort 2:** Enrolled 15 participants (10 on nomlabofusp; 5 on placebo)
Key Results	Generally well tolerated; most common adverse events were mild and moderate injection site reactions Dose dependent increases of frataxin levels in tissues tested (skin and buccal cells) Baseline FXN levels in skin cells in the 50 mg cohort were < 17% of the average of healthy volunteers. After daily dosing for 14 days, FXN levels increased to 33% to 59% of the average of the healthy volunteers

Larimar Therapeutics
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Dose-Dependent Increase in FXN Levels in Skin Cells Skin Cells FXN Levels* Change from Baseline** FXN Levels* in Skin Cells Change from Baseline at Day 14 Participants dosed daily for 14 days, then every other day until day 28 *FXN levels measured via detection of peptide derived from mature FXN; FXN concentrations are normalized to total cellular protein content in each sample. Data represent median and 25th and 75th percentiles. Only participants with quantifiable levels at both baseline and Day 14 are included in the figures. **Median baseline FXN levels in patients were 3.5 pg/µg for the placebo, 3.7 pg/µg for the 25 mg cohort and 2.1 pg/µg for the 50 mg cohort. Placebo 25 mg cohort 50 mg cohort Placebo 25 mg cohort 50 mg cohort Day 14 (QD, 1-14) Day 28 (QOD, 15-28)

Dose-Dependent Increase in FXN Levels in Buccal Cells Buccal Cells FXN Levels* Change from Baseline** FXN Levels* in Buccal Cells Change from Baseline at Day 14 Participants dosed daily for 14 days, then every other day until day 28 *FXN levels measured via detection of peptide derived from mature FXN; FXN concentrations are normalized to total cellular protein content in each sample. Data represent median and 25th and 75th percentiles. Only participants with quantifiable levels at both baseline and Day 14 are included in the figures. **Median baseline FXN level in patients were 2.1 pg/µg for the placebo, 1.8 pg/µg for the 25 mg cohort and 1.6 pg/µg for the 50 mg cohort. Placebo 25 mg cohort 50 mg cohort Placebo 25 mg cohort 50 mg cohort Day 14 (QD, 1-14) Day 28 (QOD, 15-28)

Skin Cell FXN Levels Achieve Higher % of Healthy Volunteers* Following 14 days of Daily Nomlabofusp Only participants with quantifiable levels at baseline and day 14 are included in the figures. *% of healthy volunteer FXN level is calculated by dividing each participant's FXN level by the average FXN level (16.34 pg/µg) from the noninterventional healthy volunteer study (N=60). 25 mg of Nomlabofusp 50 mg of Nomlabofusp Baseline FXN levels as a % of average FXN level in healthy volunteers FXN levels increased from baseline and reached > 50% of average FXN level in healthy volunteers FXN levels increased from baseline and reached 25% to < 50% of average FXN level in healthy volunteers % of healthy volunteer FXN level % of healthy volunteer FXN level

Buccal Cell FXN Levels Achieve Higher % of Healthy Volunteers* Following 14 days of Daily Nomlabofusp Only participants with quantifiable levels at baseline and day 14 are included in the figures. *% of healthy volunteer FXN level is calculated by dividing each participant's FXN level by the average FXN level (8.24 pg/µg) from Larimar’s noninterventional healthy volunteer study (N=60). 50 mg of Nomlabofusp Baseline FXN levels as a % of average FXN level in healthy volunteers FXN levels increased from baseline and reached 25% to < 50% of average FXN level in healthy volunteers 25 mg of Nomlabofusp % of healthy volunteer FXN level % of healthy volunteer FXN level

Nomlabofusp: Predictable Pharmacokinetics Quick absorption after subcutaneous administration 1 2 3 Dose-proportional increases in exposure observed cc Pharmacokinetic profile consistent with Phase 1 studies

Open-label Extension Study: Dosed first patient in Q1 2024

Preliminary interim data expected in Q4 2024

Key Eligibility Criteria

Previous participation in Phase 1 or Phase 2 trials

Daily subcutaneous injection of 25 mg nomlabofusp;
self-administered or by a caregiver
Plan to increase dose to 50 mg daily

- All 7 sites activated
- First patient dosed in March 2024
- Continuing to enroll patients
- Amending study to include adolescents (12-17 yrs) and children (2-11 yrs) after completion of PK run-in study

Key Study Objectives

- Safety and tolerability
- Long-term PK
- Dose escalation to 50 mg currently planned following further characterization of FXN pharmacodynamics at 25 mg dose
- Tissue FXN concentrations and potential use as surrogate endpoint to support accelerated approval
- Clinical efficacy measures compared to the matched set of untreated patients from FACOMS* database

Screening Period ≤ 42 days** → Treatment Period Planned for ≥ 1 year → Potential extensions

*FACOMS: Friedreich's Ataxia Clinical Outcome Measures Study.
**Estimated screening period may be extended for those study participants who have not been on a stable regimen of omaveloxolone for at least six months.

Larimar Therapeutics

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Nomlabofusp Clinical Development Plan Planned global double-blind placebo-controlled registration/confirmatory study targeted to be initiated by mid- 2025* Plans to Initiate PK run-in study in adolescents (12-17 yrs) before year end 2024, followed by children (2-11 yrs) in 1H 2025 Intend to pursue accelerated approval pathway with potential BLA submission targeted for 2H 2025 Recently selected by FDA to participate in its START pilot program *Company initiated discussions with FDA on the potential use of FXN levels to support accelerated approval. Also, the Company is planning discussions with regulators and investigators outside the U.S. to expand clinical program to international geographies. Ongoing open-label extension study with 25 mg daily dosing for eligible patients who participated in SAD, MAD, and/or four-week dose exploration studies OLE BLA submission targeted for 2H 2025 Participants completing the PK run-in study eligible to transition into OLE after the PK run-in study is completed Interim data expected Q4 2024

Nomlabofusp is a Competitively Differentiated Treatment Approach* *Competitive landscape focuses on clinical-stage, industry-sponsored programs from public companies Acquisition supports the robust market potential for FA treatments Nomlabofusp is a potential first-and-only protein replacement therapy designed to address the underlying cause of FA $7.3B Approach Product Company Mechanism of Action Clinical Status Protein replacement Nomlabofusp (CTI-1601) Larimar Recombinant frataxin protein Phase II Mitochondrial Oxidative Stress Modifier Omaveloxolone (SKYCLARYS™) Reata Pharma/Biogen Nrf2 Activator Approved (US and EU) Vatiquinone PTC Therapeutics 15-Lipoxygenase Inhibitor Phase III Gene Expression Regulator DT-216P2 (new formulation) Design Therapeutics GeneTAC Pre-clinical Gene Therapy LX2006 Lexeo Therapeutics Frataxin Gene Replacement Phase I/II

Q4 2024: Initiate PK run-in study in adolescents (ages 12-17 years old) Q4 2024: Interim data from OLE study Q4 2024: Final Phase 2 data planned to be presented at a conference 1H 2025: Initiate PK run-in study in children (ages 2-11 years old) Mid 2025: Initiate Global confirmatory/registration study 2H 2025: BLA submission; intend to pursue accelerated approval 2024/2025 Milestones Consistent Ph 1 and Ph 2 Findings Nomlabofusp is generally well tolerated at doses tested up to 4 weeks Dose-dependent increases in FXN levels from baseline in evaluated tissues (skin and buccal cells) Baseline FXN levels in skin cells in the 50 mg cohort were < 17% of the average of healthy volunteers. After daily dosing for 14 days, FXN levels increased to 33% to 59% Clinical & Regulatory Updates Plans to Initiate PK run-in study in adolescents by end of 2024; transition adolescents into OLE after PK study Pursuing clinical sites in the U.S., Europe, the U.K., Canada. and Australia for planned initiation of registration/confirmatory study targeted for mid- 2025 Selected by FDA to participate in its START pilot program Initiated discussions with FDA regarding use of FXN as a surrogate endpoint to support accelerated approval Positive Ph2 Data, OLE Escalating to 50 mg & Initiating in Adolescents

Clinical-Stage Novel Protein Replacement Therapy Platform

Potential first therapy to increase frataxin levels	Lead candidate nomlabofusp is a recombinant fusion protein designed to directly address frataxin deficiency in patients with FA by delivering the protein to mitochondria. Granted Orphan Drug (US & EU), Rare Pediatric Disease (US), Fast Track (US), & PRIME (EU) designations. **Recently selected by FDA to participate in its START pilot program**
Consistent Phase 1 and Phase 2 findings	Nomlabofusp was generally well tolerated and demonstrated dose-dependent increases in frataxin (FXN) levels from baseline in skin and buccal cells in a completed 4-week placebo-controlled Phase 2 study and a completed multiple ascending dose Phase 1 study
Intend to pursue accelerated approval with FDA	FDA acknowledgement that FXN deficiency appears to be critical to the pathogenic mechanism of FA, and that there continues to be an unmet need for treatments that address the underlying disease pathophysiology. Discussions to support an accelerated approval are ongoing. BLA submission targeted for 2H 2025
Clinical program	**Plans to initiate PK run-in study in adolescents** by end of 2024; transition adolescents into OLE after PK study Dosed first adult patient in OLE study with 25 mg daily dosing in Q1 2024 with interim data expected in Q4 2024 All 7 OLE sites activated; continuing to enroll patients Dose escalation to 50 mg currently planned following further characterization of FXN PD at 25 mg dose
Strong financial foundation	Approximately $226 million in cash and investments as of 6/30/24 which includes $161.8 million in net proceeds raised from a Feb 24 public offering Provides projected cash runway into 2026

Larimar Therapeutics

Nomlabofusp (CTI-1601); FA: Friedreich's ataxia

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THANK YOU Larimar Therapeutics August 2024 Corporate Deck

Appendix Larimar Therapeutics

Scientific Advisory Board Co-founder of Chondrial Therapeutics, which became Larimar Therapeutics, Inc.  Professor of Pediatrics at Indiana University School of Medicine  Mark Payne, MD  Executive Director of the Mitochondrial Medicine Frontier Program at The Children’s Hospital of Philadelphia (CHOP)    Professor in the Division of Human Genetics, Department of Pediatrics at University of Pennsylvania Perelman School of Medicine Marni J. Falk, MD  Medical Director and Division Chief of the University of California San Francisco (UCSF) Movement Disorders and Neuromodulation Center.  Carlin and Ellen Wiegner Endowed Professor of Neurology Jill Ostrem, MD  Giovanni Manfredi, MD, PhD  Finbar and Marianne Kenny Professor in Clinical and Research Neurology at Weill Cornell Medicine.  Professor of Neuroscience at Weill Cornell Medicine.

Mitochondrial Localization and Preclinical Data

Nomlabofusp Transduction of Cells In Vitro Leads to hFXN Located in Mitochondria


FXN staining
TOMM20 (mitochondria) staining
FXN co-localizes with TOMM20
FXN DAPI
TOMM20 DAPI
FXN TOMM20 DAPI

- Rat cardiomyocytes (H9C2) were transduced with nomlabofusp
- Cells were fixed and analyzed by immunofluorescence microscopy to detect the presence of human frataxin (hFXN) and TOMM20 (a mitochondrial outer membrane protein)
- Nuclei were stained with DAPI

Larimar Therapeutics

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Nomlabofusp Extends Survival in FXN-deficient KO Mice Median survival of MCK-Cre FXN-KO mice 166 days (nomlabofusp) vs. 98 days (Vehicle) Nomlabofusp administered 10 mg/kg SC every other day Survival beyond vehicle mean (107.5 days) 87.5% (nomlabofusp) vs. 33% (Vehicle) Demonstrates that nomlabofusp is capable of delivering sufficient amounts of FXN to mitochondria Days Percent Survival Nomlabofusp (CTI-1601) rescues a severe disease phenotype in a well-characterized cardiac mouse model of FA P=0.0001 Initial proof-of-concept for FXN replacement therapy in cardiac mouse model of FA

Nomlabofusp Prevents Development of Ataxic Gait in Neurologic KO Mouse Model hFXN replacement with nomlabofusp prevents development of ataxic gait Nomlabofusp-treated mice survive longer than untreated mice Human frataxin present in brain, dorsal root ganglia and spinal cord demonstrating central nervous system penetration In-Vivo Efficacy Data in Pvalb-Cre FXN-KO Mouse Model Single dose level: 10 mg/kg nomlabofusp or vehicle given intraperitoneally three times per week

Nomlabofusp Delivers hFXN to Mitochondria and Restores SDH Activity in KO Mice Mitochondria hFXN concentration increases dose-dependently Given subcutaneously, nomlabofusp functionally replaces hFXN in mitochondria of KO mice MPK = mg/kg MPK = mg/kg Mitochondrial FXN (Heart) SDH Activity (Muscle) Succinate dehydrogenase (SDH) activity, which is indicative of mitochondrial function, increases in a dose-dependent manner after administration of nomlabofusp; activity plateaus at 30 mg/kg and is equivalent to activity in wild type Study Design – Cardiac and skeletal muscle FXN knockout mice (MCK-CRE) were treated at varying SQ doses of nomlabofusp every other day for two weeks at Jackson Laboratories (Bar Harbor, ME). After dosing, animals were sacrificed, and heart and skeletal muscle were evaluated for hFXN concentration in mitochondrial extracts and SDH activity was assessed.

Nomlabofusp Prevents Left Ventricle Dilation in KO Mice

Study Design – Cardiac and skeletal muscle FXN knockout mice (MCK-CRE) were treated at 10 mg/kg every other day at Jackson Laboratories (Bar Harbor, ME). Echocardiograms were performed pre-dose and post dose.

Left Ventricle Internal Diameter (Systole)



****
Diameter (mm)
5
4
3
2
1
0
0
2
4
6
8
10
Age in Weeks
KO: CTI-1601
KO: Vehicle
Wild-type: Vehicle

Left ventricular (LV) volume increases in systole in untreated mice by 8 weeks (after 4 weeks of dosing with vehicle), but remains similar to wildtype when treated with nomlabofusp (10 mg/kg every other day)

Left Ventricle Volume (Systole)



Volume (µL)
100
80
60
40
20
0
****
0
2
4
6
8
10
Age in Weeks

Nomlabofusp-treated mice have similar LV volume as wild type; echocardiogram shows significant differences between vehicle and nomlabofusp treated (10 mg/kg every other day) KO mice

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Nomlabofusp Preserves Left Ventricle Function in KO Mice

Study Design – Cardiac and skeletal muscle FXN knockout mice (MCK-CRE) were treated at 10 mg/kg every other day at Jackson Laboratories (Bar Harbor, ME). Echocardiograms were performed pre-dose and post dose.

Left Ventricle Ejection Function



Percent Change
80
60
40
20
0
0
2
4
6
8
10
Age in Weeks
*
****
KO: CTI-1601
KO: Vehicle
Wild-type: Vehicle

Left Ventricle Fractional Shortening



Percent Change
50
40
30
20
10
0
0
2
4
6
8
10
Age in Weeks
**
****

Left ventricular (LV) function drops significantly in vehicle treated mice by Week 8

Nomlabofusp-treated (10 mg/kg every other day) mice have similar LV function as wildtype; echocardiogram shows significant differences between vehicle and nomlabofusp treated KO mice

Larimar Therapeutics

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Phase 1 Clinical Data

CTI-1601: Phase 1 Clinical Program in Patients with FA Phase 1 Development Plan Two double-blind, placebo-controlled dosing trials in patients with FA Patient dosing began December 2019 Safety Review Committee assessed all blinded data between each cohort to ensure patient safety Number of subjects: 28 Dose levels: 25 mg, 50 mg, 75 mg and 100 mg (subcutaneous administration) Treatment Duration: 1 day 1º Endpoint: Safety and tolerability 2º Endpoints: PK; PD; FXN levels; multiple exploratory Status: Complete Single Ascending Dose (SAD) Number of Subjects: 27 Dose Range: 25 mg, 50 mg, 100 mg (subcutaneous administration) Treatment Regimen: Multiple increasing doses administered subcutaneously over 13 days 1º Endpoint: Safety and tolerability 2º Endpoints: PK; PD; FXN levels (buccal cells, platelets, optional skin biopsies); multiple exploratory Status: Complete Multiple Ascending Dose (MAD) Eligible patients from SAD trial could enroll in MAD trial Program consisted of double-blind, placebo controlled single- and multiple-ascending dose trials

Completed Phase 1 Multiple Ascending Dose Study Treatment Schedules for Each Cohort- nomlabofusp (CTI-1601) or placebo 13-day Treatment Period Cohort 2 (50 mg; n = 9) 2 3 4 5 1 6 7 8 9 10 11 12 13 14 = Administration of nomlabofusp or placebo = No Administration 13-day Treatment Period Cohort 1 (25 mg; n = 8) 2 3 4 5 1 6 7 8 9 10 11 12 13 14 = Administration of nomlabofusp or placebo = No Administration 13-day Treatment Period Cohort 3 (100 mg n = 10) 2 3 4 5 1 6 7 8 9 10 11 12 13 14 = Administration of nomlabofusp or placebo = No Administration FXN Level Sampling Days Presented for Each Cohort Cohort 1 Sampling Days Buccal Cells Baseline, Day 4, Day 13 Skin Baseline, Day 13 Platelets Baseline, Day 4, Day 13 Cohort 2 Sampling Days Buccal Cells Baseline, Day 7, Day 13 Skin Baseline, Day 13 Platelets Baseline, Day 7, Day 13 Cohort 3 Sampling Days Buccal Cells Baseline, Day 7, Day 13 Skin Baseline, Day 13 Platelets Baseline, Day 7, Day 13

Dose Dependent Increases in FXN Levels Observed in Skin and Buccal Cells in Phase 1 *FXN levels measured via detection of peptide derived from mature FXN; FXN concentrations are normalized to total cellular protein content in each sample; Data represent median and 25th and 75th percentiles; FXN levels from Day 4, & Day 13 measurements are shown for data derived from the 25 mg cohort; FXN levels from Day 7 & Day 13 measurements are shown for data derived from the 50 & 100 mg cohorts; FXN* Change from Baseline By Dose Group (Skin Cells) FXN* Change from Baseline By Dose Group (Buccal Cells) Placebo: Participants randomized to placebo in each cohort 25 mg: Dosed daily for 4 days, every third day thereafter 50 mg: Dosed daily for 7 days, every other day thereafter 100 mg: Dosed daily for 13 days

MAD Trial Patient Demographics Parameter Statistic All placebo (n=7) 25 mg CTI-1601 (n=6) 50 mg CTI-1601 (n=7) 100 mg CTI-1601 (n=7) All CTI-1601 (n=20) Overall (n=27) Sex Male n (%) 5 (71.4) 3 (50.0) 4 (57.1) 3 (42.9) 10 (50.0) 15 (55.6) Female n (%) 2 (28.6) 3 (50.0) 3 (42.9) 4 (57.1) 10 (50.0) 12 (44.4) Age (years) Mean 25.7 39.7 34.7 28.0 33.9 31.7 SD 6.37 16.59 9.03 8.96 12.13 11.40 Median 23 37 36 24 34 28 Min, Max 20,36 21,65 19,47 20,44 19,65 19,65 Race White n (%) 6 (85.7) 6 (100.0) 6 (85.7) 6 (85.7) 18 (90.0) 24 (88.9) Asian n (%) 0 0 1 (14.3) 1 (14.3) 2 (10.0) 2 (7.4) American Indian n (%) 1 (14.3) 0 0 0 0 1 (3.7) Ethnicity Hispanic/Latino n (%) 2 (28.6) 0 0 0 0 2 (7.4) Not Hispanic/Latino n (%) 5 (71.4) 6 (100.0) 7 (100.0) 7 (100.0) 20 (100.0) 25 (92.6) SD: Standard deviation

MAD Trial Patient Disease Characteristics Parameter Statistic All placebo (n=7) 25 mg CTI-1601 (n=6) 50 mg CTI-1601 (n=7) 100 mg CTI-1601 (n=7) All CTI-1601 (n=20) Overall (n=27) Age at Symptom Onset Mean 14.1 24.0 19.3 11.9 18.1 17.1 SD 5.34 14.48 6.21 6.72 10.37 9.39 Median 15.0 18.0 19.0 10.0 18.0 16.0 Min, Max 8,23 12,44 8,28 5,22 5,44 5,44 Age at Diagnosis Mean 18.3 31.5 26.4 15.9 24.3 22.7 SD 7.87 19.88 4.28 8.21 13.24 12.23 Median 20.0 25.5 28.0 13.0 27.0 21.0 Min, Max 9,32 14,64 17,30 5,27 5,64 5,64 Assistive Device Walker n (%) 0 2 (33.3) 3 (42.9) 0 5 (25.0) 5 (18.5) Wheelchair n (%) 4 (57.1) 3 (50.0) 1 (14.3) 6 (85.7) 10 (50.0) 14 (51.9) Other n (%) 1 (14.3) 0 1(14.3) 0 1 (5.0) 2 (7.4) None n (%) 2 (28.6) 1 (16.7) 2 (28.6) 1 (14.3) 4 (20.0) 6 (22.2) SD: Standard deviation

Summary of MAD Trial PK Analyses CTI-1601 was quickly absorbed after subcutaneous administration Dose-proportional increases in exposure observed with increasing doses of CTI-1601 Mean half life of CTI-1601 in plasma was approximately 11 hours CTI-1601 appeared to be at or close to steady state exposure after 13 days of dosing 100 mg once daily PK analyses support evaluating once-daily and every-other-day dosing regimens for CTI-1601

Phase 2 Demographic/ Disease Characteristics and Additional Data

Demographics – Phase 2 Trial 25 mg Cohort 50 mg Cohort Placebo N = 4 Nomlabofusp N = 9 Overall N = 13 Placebo N = 5 Nomlabofusp N = 10 Overall N = 15 Age at Screening (Years) Mean (SD) 34.0 (9.20) 37.8 (14.93) 36.6 (13.16) 28.6 (4.67) 28.1 (11.00) 28.3 (9.17) Median 33 31 31 27 24 26 Q1, Q3 27, 42 27, 42 27, 42 26, 30 21, 32 21, 32 Min, Max 25, 45 25, 69 25, 69 24, 36 19, 54 19, 54 Sex n (%) Male 2 (50.0) 5 (55.6) 7 (53.8) 1 (20.0) 4 (40.0) 5 (33.3) Female 2 (50.0) 4 (44.4) 6 (46.2) 4 (80.0) 6 (60.0) 10 (66.7) Previously Treated with Nomlabofusp n (%) Yes 1 (25.0) 3 (33.3) 4 (30.8) 0 1 (10.0) 1 (6.7) No 3 (75.0) 6 (66.7) 9 (69.2) 5 (100.0) 9 (90.0) 14 (93.3)

Disease Characteristics – Phase 2 Study 25 mg Cohort 50 mg Cohort Placebo N = 4 Nomlabofusp N = 9 Overall N = 13 Placebo N = 5 Nomlabofusp N = 10 Overall N = 15 Age at Symptom Onset (Years) Mean (SD) 14.5 (4.93) 13.0 (10.47) 13.5 (8.77) 15.2 (7.26) 13.7 (8.37) 14.2 (7.78) Median 14.5 10 11 14 12.5 14 Q1, Q3 11, 19 8, 13 9, 15 11, 16 7, 18 7, 18 Min, Max 9, 20 5, 38 5, 38 8, 27 5, 30 5, 30 Age at Diagnosis (Years) Mean (SD) 17.5 (5.57) 18.6 (11.20) 18.2 (9.58) 18.6 (6.80) 16.6 (8.03) 17.3 (7.46) Median 16.5 16 16 19 13.5 14 Q1, Q3 14, 22 14, 20 14, 20 13, 20 10, 21 12, 21 Min, Max 12, 25 5, 42 5, 42 12, 29 9, 30 9, 30 Time Since Diagnosis (Years) Mean (SD) 16.1 (5.97) 18.5 (11.52) 17.8 (9.94) 9.5 (3.72) 11.9 (7.05) 11.1 (6.10) Median 13.42 14.32 13.5 11 11.26 11 Q1, Q3 12.9, 19.3 12.8, 21.6 12.8, 21.6 5.8, 11.3 7.4, 15.3 5.8, 15.2 Min, Max 12.5, 25.0 5.4, 45.0 5.4, 45.0 5.6, 14.0 2.3, 25.1 2.3, 25.1

Absolute Increases in Skin FXN Levels Day 14 Skin FXN Levels Dose Visit Absolute Values (pg/µg) Median Mean 25 mg Baseline 3.70 3.38 Day 14 5.53 6.40 Change from Baseline 2.81 3.02 50 mg Baseline 2.12 2.08 Day 14 7.40 7.32 Change from Baseline 5.57 5.24 Dose response in tissue FXN concentrations and increases from baseline after dosing Only participants with quantifiable levels at baseline and day 14 and day 28 are included in the tables. Day 28 Skin FXN Levels Dose Visit Absolute Values (pg/µg) Median Mean 25 mg Baseline 3.70 3.38 Day 28 4.39 4.80 Change from Baseline 2.28 1.41 50 mg Baseline 2.12 2.08 Day 28 5.23 5.24 Change from Baseline 3.14 3.17

Absolute Increases in Buccal FXN Levels Day 14 Buccal FXN Levels Dose Visit Absolute Values (pg/µg) Median Mean 25 mg Baseline 1.78 1.80 Day 14 2.24 2.22 Change from Baseline 0.56 0.42 50 mg Baseline 1.61 1.69 Day 14 2.44 2.38 Change from Baseline 0.72 0.69 Dose response in tissue FXN concentrations and increases from baseline after dosing Only participants with quantifiable levels at baseline and day 14 and day 28 are included in the tables. Day 28 Buccal FXN Levels Dose Visit Absolute Values (pg/µg) Median Mean 25 mg Baseline 1.70 1.65 Day 28 1.73 1.76 Change from Baseline 0.03 0.11 50 mg Baseline 1.76 1.77 Day 28 2.15 2.15 Change from Baseline 0.48 0.38

Non-Interventional Study Data

CLIN-1601-002: Top-line Non-interventional Study Results

Non-interventional study measured FXN in homozygous healthy volunteers

Median Frataxin Concentration (pg/µg)
in Homozygous Healthy Volunteers (n = 60)



16.2
8
Skin cells
Buccal cells
[13.5, 18.6] IQR
[6.2, 9.4] IQR

Most patients with FA only produce ~20-40%[1] of normal frataxin levels depending on the tissue, sampling technique, and assay considered

Lower FXN levels seen with typical onset[2] (5 to 15 years of age)

Higher FXN levels seen with late onset[2] (after 25 years of age)

Heterozygous carriers who show no signs of disease have buccal cell FXN levels of ~50% of unaffected healthy persons[1]

FXN concentrations were measured in skin and buccal cells from 60 homozygous healthy volunteers utilizing the same sampling technique and assay as clinical trials of nomlabofusp; FXN levels measured via detection of peptide derived from mature FXN; FXN concentrations normalized to total cellular protein content in each sample. 1. E.C. Deutsch et al. Molecular Genetics and Metabolism 101 (2010) 238–245. 2. Friedreich's Ataxia Research Alliance

Larimar Therapeutics

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FDA START Pilot Program

Nomlabofusp Selected by FDA for START Pilot Program Highlights FDA commitment to augment formal meetings with more rapid, ad-hoc communications to accelerate program development of rare diseases START Pilot Program Support for Clinical Trials Advancing Rare Disease Therapeutics A new milestone-driven program launched by the FDA in September 2023 Designed to accelerate development of novel therapies intended to address unmet medical needs in rare diseases 7 novel drugs selected 3 products by CDER (nomlabofusp) for rare neurodegenerative conditions 4 products by CBER for cell and gene therapy FDA: Food and Drug Administration; CDER: Center for Drug Evaluation and Research; CBER: Center for Biologics Evaluation and Research; CMC: Chemistry, Manufacturing, and Controls CDER Selection Based On Demonstrated development program readiness (e.g., sponsors who demonstrate the ability to move the program towards a marketing application) Potential to address serious and unmet medical need in a rare neurodegenerative condition Alignment of CMC development timelines with clinical development plans Proposed plan where enhanced communication can improve efficiency of product development